UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2016

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INC RESEARCH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600 Raleigh, North Carolina	27604-1547
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 876-9300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On October 31, 2016, INC Research Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2016.  The full text of the press release was posted on the Company’s internet website and is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b), (d)    Election of Kenneth F. Meyers and Matthew Monaghan as Director; resignation of Terry Woodward
Effective October 31, 2016, the Board of Directors of the Company (the “Board”) appointed each of Kenneth F. Meyers and Matthew E. Monaghan as Class III directors, to hold office until the Company’s 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Meyers will serve on the Compensation Committee of the Board and Mr. Monaghan will serve on the Nominating and Corporate Governance Committee of the Board.
The Nominating and Corporate Governance Committee of the Board conducted a search for director candidates. It has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics including independence, sound judgment, business specialization, technical skills, diversity and other desired qualities. After reviewing several director candidates, the Nominating and Corporate Governance Committee recommended Messrs. Meyers and Monaghan for appointment to the Board.
There are no related party transactions between each of Messrs. Meyers and Monaghan and the Company, and the Board believes that Messrs. Meyers and Monaghan each satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.
On October 31, 2016, the Board accepted Terry Woodward's resignation from the Compensation Committee of the Board, effective November 4, 2016, and from the Board, effective December 31, 2016. Mr. Woodward’s resignation was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
A copy of the press release regarding the appointment of Messrs. Meyers and Monaghan to the Board and Mr. Woodward’s resignation is attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings press release dated October 31, 2016
99.2	Directors press release dated October 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INC RESEARCH HOLDINGS, INC.

Date:	October 31, 2016	By:	/s/ Gregory S. Rush
			Name:	Gregory S. Rush
			Title:	Executive Vice President and Chief Financial Officer